SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 29, 2004

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 0-21044

Delaware	33-0204817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)

(714) 820-1000
(Registrant’s telephone number, including area code):

Item 7. Financial Statements and Exhibits

(c)	EXHIBITS

99.1	Press Release dated January 29, 2004.

Item 12. Results of Operations and Financial Condition

(a)  Press Released Dated January 29, 2004 — Universal Electronics Reports Fourth Quarter and Year-End 2003 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: January 29, 2004	By:	/s/ Bernard J. Pitz

Bernard J. Pitz
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 29, 2004